EXHIBIT 10.42
FIRST AMENDMENT TO INDEMNITY AGREEMENT

THIS FIRST AMENDMENT TO INDEMNITY AGREEMENT (this “First Amendment”) is made as a deed effective as of __________________ by and between:
IBEX LIMITED, an exempted company incorporated under the Islands of Bermuda, with a principal office of Crawford House, 50 Cedar Avenue, Hamilton HM 11, Bermuda (the “Company”)
AND
___________________ (the “Indemnitee”).
WHEREAS, the Company and Indemnitee entered into the Indemnity Agreement as a deed effective as of __________________ (“Indemnity Agreement”);
WHEREAS, the Company and the Indemnitee now wish to amend the Indemnity Agreement per the terms and conditions set out in this agreement.
NOW THEREFORE, in consideration of these premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, the parties hereto covenant and agree the Indemnity Agreement shall be amended as set forth below.

1.Amendment of Section 2.1. Section 2.1 (Scope of Indemnity), subsection (b) shall be amended and restated as follows:

“(b) any and all costs, damages, judgments, settlement payments, expenses (including legal fees and disbursements on a full indemnity basis), fines, penalties, liabilities (statutory or otherwise), losses, including, without limitation, the costs of preparing for and appearing (provided that the Indemnitee shall not be entitled to be reimbursed for his time spent preparing or appearing to the extent he is being paid for such time by his then-current employer) at examinations, trials, hearings, government inquiries or commissions which the Indemnitee may sustain, incur or be liable for in consequence of the Indemnitee acting as an officer of the Company, whether sustained or incurred by reason of the Indemnitee’s negligence, default, breach of duty, breach of trust, failure to exercise due diligence or otherwise in relation to the Company or any of its affairs, which indemnity shall specifically extend to indemnification for any fines or penalties applied against the Indemnitee including personally by taxing authorities for any filings that the Indemnitee was required by law to make in connection with their position with the Company or for which the Indemnitee was serving at the request of the Company as a director, officer, employee or fiduciary of any other entity (including another corporation, partnership, joint venture, trust or employee benefit plan). For the avoidance of doubt, if the Company appoints and pays for counsel to defend an Action on behalf of the Indemnitee as required by this Agreement, then the Indemnitee shall not be entitled to be indemnified for legal fees and disbursements of separate counsel (i.e., in addition to counsel appointed and paid for by the Company), subject to the third paragraph of Section 3.5.”

2.Miscellaneous. Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed to them in the Indemnity Agreement. Except as set forth in the First Amendment, the Indemnity Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is a conflict between this First Amendment and the Indemnity Agreement, the terms of this First Amendment shall prevail. This First Amendment may be executed in counterparts, each of which will be deemed an original, but such counterparts will together constitute one and the same agreement.

[SIGNATURE ON PAGE FOLLOWING]

IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this this First Amendment to Indemnity Agreement as a deed effective as of the Effective Date.

Executed for and on behalf of
IBEX LIMITED
                                Witnessed by:

____________________________                ________________________________
Authorised Signature                        Signature

____________________________                ________________________________
Printed Name                            Printed Name

____________________________                ________________________________
Title                                Title

Indemnitee; Officer                        Witnessed by:

____________________________                ________________________________
Signature                            Signature

____________________________                ________________________________
Printed Name                            Printed Name

                                ________________________________
                                Title